UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2021

EQUINIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31293		77-0487526
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Lagoon Drive	Redwood City,	California	94065
(Address of Principal Executive Offices)			(Zip Code)
(650) 598-6000
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027		The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033		The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On June 14, 2021, Equinix, Inc. ("Equinix") issued a press release that includes, among other matters, information related to the Joint Venture, as defined and described in Item 8.01 below and incorporated into this Item 7.01 by reference. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise stated in such filings.

Item 8.01 Other Events

On June 11, 2021, Equinix entered into an agreement to form a joint venture with GIC, Singapore’s sovereign wealth fund (“GIC”) (the "Joint Venture") whereby, upon closing, the Joint Venture will acquire sites in Europe and the Americas for the development and operation of data centers by the Joint Venture, with an opportunity to add more data centers to the Joint Venture post-closing. Pursuant to the terms of the Joint Venture, upon closing, the sites will be acquired and held by wholly-owned subsidiaries of EMEA Hyperscale 2 C.V., a limited partnership formed and registered under the laws of the Netherlands, of which Equinix will own a 20% interest and GIC will own an 80% interest.

The Joint Venture will comprise sites located in Frankfurt (3 data centers), Helsinki, Madrid (2 data centers), Milan, Paris (2 data centers), Sao Paolo (3 data centers) and Warsaw, with the intention to add additional sites post-closing and to establish a further joint venture in Mexico. After closing, Equinix will provide a number of services to the Joint Venture, and the development and operation of each of the data centers will be managed by Equinix. The services will include the sales and marketing of space in the data centers, managing the development of the data centers (and any expansions to those data centers), facilities management of the data centers, and management and coordination of the Joint Venture.

The Joint Venture plans to secure financing prior to closing to fund a portion of the consideration paid to Equinix for the establishment of the Joint Venture and the planned development of the sites, working capital needs and other general corporate purposes of the Joint Venture.

The closing of the Joint Venture is subject to conditions including (i) certain financing conditions, including the fulfilment by each of Equinix and GIC of their funding obligations and obtaining certain external financing arrangements; (ii) completion of pre-closing reorganization; and (iii) obtaining required regulatory approvals.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements regarding the proposed Joint Venture and the development of certain data centers. The forward-looking statements involve risks and uncertainties. Actual results may differ materially from expectations discussed in such forward-looking statements. Although Equinix believes that its forward-looking statements are based on reasonable assumptions, expected results may not be achieved, and actual results may differ materially from its expectations. Factors that might cause such a material difference include, without limitations, risks related to Equinix’s ability to complete the closing of the Joint Venture on the proposed terms and schedule; risks related to Equinix or GIC being able to satisfy their respective closing conditions related to the Joint Venture, including obtaining regulatory approval; any inability of Equinix, GIC or the Joint Venture to obtain financing as needed; risks related to whether the data center sites which will be contributed to the Joint Venture will be developed successfully, and whether such development may be more difficult, time-consuming or costly than expected; risks that the expected benefits of the Joint Venture will not occur; the challenges of operating and managing data centers and developing, deploying and delivering Equinix services; the ability to generate sufficient cash flow or otherwise obtain funds to repay new or outstanding indebtedness; competition from existing and new competitors; the loss or decline in business from key hyperscale companies; disruption from the Joint Venture making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and other risks described from time to time in Equinix’s filings with the Securities and Exchange Commission.

Equinix’s forward-looking statements should not be relied upon except as statements of Equinix’s present intentions and of Equinix’s present expectations, which may or may not occur. Cautionary statements should be read as being applicable to all forward-looking statements wherever they appear. Except as required by law, Equinix undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures Equinix has made in this Current Report on Form 8-K, as well as Equinix’s other filings with the Securities and Exchange Commission. Equinix does not assume any obligation to update the forward-looking information contained in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Equinix on June 14, 2021
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 14, 2021	EQUINIX, INC. By:/s/ KEITH D. TAYLOR Keith D. Taylor Chief Financial Officer